UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 10, 2008
CC MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-53354 (Commission File Number)	26-0241222 (IRS Employer Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices, zip code)
(210) 822-2828
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	On September 10, 2008, CC Media Holdings, Inc. (the “Company”) received notice that Ed Han resigned from his position as a director of the Company. Prior to his resignation, Mr. Han served as a member of the Audit Committee.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CC MEDIA HOLDINGS, INC.
Date: September 15, 2008	By:	/s/ Herbert W. Hill
		Name:	Herbert W. Hill
		Title:	Senior Vice President, Chief Accounting Officer and Assistant Secretary